UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 21, 2007

Date of Report (Date of earliest event reported)

NewStar Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33211	54-2157878
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Boylston Street, Suite 1600, Boston, MA 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 848-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2007, the Board of Directors of NewStar Financial, Inc. authorized salary increases effective May 15, 2007 for the following named executive officers:

Name	Position	New Base Salary
David R. Dobies	Managing Director and Co-Head of Middle Market Corporate	$300,000
Timothy C. Shoyer	Managing Director and Co-Head of Middle Market Corporate	$300,000

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWSTAR FINANCIAL INC.

Date: May 22, 2007	By:	/s/ JOHN K. BRAY
John K. Bray
Chief Financial Officer

3